UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

ITEM 1.       REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2013

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Adjustable Rate Income Fund for the six-month reporting period ended November 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 27, 2013

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended November 30, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. GDP growth in the second quarter then improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s final reading for third quarter 2013 GDP growth, released after the reporting period ended, was 4.1%. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. Unemployment then declined to 7.4% in July, 7.3% in August and 7.2% in September 2013. After rising to 7.3% in October, unemployment then fell to 7.0% in November, its lowest reading since November 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63% in November, close to its lowest level since 1978.

While sales of existing-homes have declined in recent months given rising mortgage rates, home prices continued to move higher. According to the National Association of Realtors (“NAR”), existing-home sales fell 4.3% on a seasonally adjusted basis in November 2013 versus the previous month and were 1.2% lower than in November 2012. However, the NAR reported that the median existing-home price for all housing types was $196,300 in November 2013, up 9.4% from November 2012. The inventory of homes available for sale in November 2013 was 0.9% lower than the previous month at a 5.1 month supply at the current sales pace and was 5.0% higher than in November 2012.

The manufacturing sector expanded throughout the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior five months, the PMI fell to 49.0 in May 2013 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, this was a short-term setback, as the PMI rose over the next six months and was 57.3 in November, the best reading since April 2011.

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. As expected, at its meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program. Finally, at the Fed’s meeting that concluded on December 18, 2013, after the reporting period ended, the Fed announced that it would begin reducing its monthly asset purchases, saying “In light of the cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions, the Committee decided to modestly reduce the pace of its asset purchases. Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2013?

A. Short-term Treasury yields edged lower, whereas long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.30%. It fell as low as 0.27% in mid-June 2013 and was as high as 0.52% on September 5, 2013, before ending the period at 0.28%. The yield on the ten-year Treasury began the period at 2.16%. Ten-year Treasuries reached a low of 2.08% on June 6, 2013 and peaked at 2.98% on September 5, 2013, before moving down to 2.75% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generated weak results during the reporting period. The spread sectors performed poorly during the first month of the period amid sharply rising

IV	Western Asset Adjustable Rate Income Fund

interest rates given the Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, the spread sectors again weakened in August, before strengthening in September and October after the Fed chose not to taper its asset purchase program. The spread sectors then generated mixed results in November. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, fell 0.56% during the six months ended November 30, 2013.

Q. How did the high-yield market perform over the six months ended November 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi declined in June. After a brief rally in July, the high yield bond market again weakened in August, before again moving higher in September, October and November. All told, the high-yield bond market gained 2.61% for the six months ended November 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended November 30, 2013. The asset class fell during two of the first three months of the reporting period. This weakness was due to a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. However, the asset class then rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. The asset class then declined in November as interest rates moved higher. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii fell 3.89% during the six months ended November 30, 2013.

Performance review

For the six months ended November 30, 2013, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 0.05%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexviii, returned 0.04% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 0.37% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 292 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Adjustable Rate Income Fund	V

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2013 (unaudited)
(excluding sales charges)	6 months
Western Asset Adjustable Rate Income Fund:
Class A	0.05%
Class C	-0.33%
Class C1♦	-0.33%
Class I	0.16%
Citigroup 6-Month U.S. Treasury Bill Index	0.04%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended November 30, 2013 for Class A, Class C, Class C1 and Class I shares were 0.09%, -0.77%, -0.47% and 0.28%, respectively. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C shares would have been -0.97%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1 and Class I shares were 0.85%, 1.83%, 1.44% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.70% for Class C shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 292 funds in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

VI	Western Asset Adjustable Rate Income Fund

incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 27, 2013

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Western Asset Adjustable Rate Income Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2013 and May 31, 2013 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2013 and held for the six months ended November 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.05%	$1,000.00	$1,000.50	0.82%	$4.11	Class A	5.00%	$1,000.00	$1,020.96	0.82%	$4.15
Class C	(0.33)	1,000.00	996.70	1.64	8.21	Class C	5.00	1,000.00	1,016.85	1.64	8.29
Class C1	(0.33)	1,000.00	996.70	1.42	7.11	Class C1	5.00	1,000.00	1,017.95	1.42	7.18
Class I	0.16	1,000.00	1,001.60	0.60	3.01	Class I	5.00	1,000.00	1,022.06	0.60	3.04

2	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

[1]	For the six months ended November 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
WA ARI	— Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

4	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
WA ARI	— Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 28.0%
Access Group Inc., 2005-1 A2	0.360%	3/23/20	$457,567	$456,696	(a)
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	390,207	390,325
American Express Credit Account Master Trust, 2012-3 A	0.318%	3/15/18	2,020,000	2,020,343	(a)
American Express Issuance Trust II, 2013-2 A	0.598%	8/15/19	800,000	802,488	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.216%	7/25/32	949,626	899,373	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.866%	8/25/32	324,914	290,579	(a)
Atrium CDO Corp., 5A A1	0.487%	7/20/20	662,985	655,398	(a)(b)
Ballyrock Ltd., 2006-1A A	0.458%	8/28/19	102,800	102,647	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.371%	12/26/19	1,040,000	1,034,716	(a)
Business Loan Express, 2001-2A A	0.746%	1/25/28	424,319	314,208	(a)(b)
Business Loan Express, 2002-1A A	0.716%	7/25/28	343,374	297,825	(a)(b)
Business Loan Express, 2002-AA A	0.816%	6/25/28	259,983	192,517	(a)(b)
CarMax Auto Owner Trust, 2012-2 A2	0.640%	5/15/15	86,628	86,642
Chase Issuance Trust, 2011-A3 A3	0.288%	12/15/15	400,000	400,008	(a)
Chase Issuance Trust, 2012-A1 A1	0.268%	5/16/16	1,700,000	1,700,043	(a)
Chase Issuance Trust, 2012-A9 A9	0.318%	10/16/17	950,000	949,541	(a)
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.266%	4/24/17	1,700,000	1,699,242	(a)
Citibank Credit Card Issuance Trust, 2013-A4 A4	0.586%	7/24/20	1,560,000	1,561,524	(a)
Citibank Credit Card Issuance Trust, 2013-A7 A7	0.599%	9/10/20	800,000	801,365	(a)
Discover Card Execution Note Trust, 2013-A6 A6	0.618%	4/15/21	1,480,000	1,485,415	(a)
EFS Volunteer No. 2 LLC, 2012-1 A1	1.059%	7/26/27	1,559,941	1,577,933	(a)(b)
Flatiron CLO Ltd., 2013-1A A1	1.636%	1/17/26	550,000	548,570	(a)(b)(c)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	195,177	195,213
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	1,094,379	1,096,657
Ford Credit Auto Owner Trust, 2012-C A2	0.470%	4/15/15	140,524	140,532
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	450,814	450,807
Ford Credit Auto Owner Trust, 2013-B A2	0.380%	2/15/16	455,786	455,735
Ford Credit Auto Owner Trust, 2013-B A3	0.570%	10/15/17	810,000	811,674
Ford Credit Floorplan Master Owner Trust, 2013-3 A1	0.790%	6/15/17	680,000	682,761
Ford Credit Floorplan Master Owner Trust, 2013-3 A2	0.468%	6/15/17	280,000	279,628	(a)
Ford Credit Floorplan Master Owner Trust, 2013-5 A2	0.638%	9/15/18	2,100,000	2,102,177	(a)
GSAMP Trust, 2006-SEA1 A	0.466%	5/25/36	765,797	752,402	(a)(b)
Hertz Fleet Lease Funding LP, 2013-3 A	0.718%	12/10/27	960,000	960,463	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	960,000	1,006,162	(b)
Hewett’s Island CDO Ltd., 2007-1RA A	0.639%	11/12/19	229,936	226,041	(a)(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T1 A1	0.898%	1/15/44	550,000	549,579	(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T4 AT4	1.183%	8/15/44	400,000	399,822	(b)
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	112,182	112,204

See Notes to Financial Statements.

6	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	$900,000	$902,298
Honda Auto Receivables Owner Trust, 2012-3 A2	0.460%	12/15/14	264,288	264,339
Honda Auto Receivables Owner Trust, 2012-4 A2	0.400%	4/20/15	792,896	793,139
Illinois Student Assistance Commission, 2010-1 A2	1.288%	4/25/22	1,578,443	1,580,148	(a)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	73,510	73,519
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	400,000	400,289
Mercedes-Benz Auto Receivables Trust, 2013-1 A3	0.780%	8/15/17	1,240,000	1,244,897
NCUA Guaranteed Notes, 2010-A1 A	0.519%	12/7/20	2,038,202	2,040,403	(a)
Nelnet Student Loan Trust, 2013-5A A	0.796%	1/25/37	1,654,666	1,637,044	(a)(b)
New Century Home Equity Loan Trust, 2004-2 M2	1.096%	8/25/34	1,453,091	1,380,382	(a)
Nissan Auto Lease Trust, 2013-A A2A	0.450%	9/15/15	1,360,000	1,360,281
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	338,790	339,675
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	381,482	381,553
Nissan Auto Receivables Owner Trust, 2013-A A2	0.370%	9/15/15	980,479	980,729
Northstar Education Finance Inc., 2005-1 A1	0.338%	10/28/26	257,293	257,312	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.591%	5/25/33	484,502	403,523	(a)
Ocean Trails CLO IV, 2013-4A X	1.371%	8/13/25	350,000	350,174	(a)(b)
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	0.958%	7/1/18	1,660,000	1,667,781
Renaissance Home Equity Loan Trust, 2003-1 A	1.026%	6/25/33	587,471	558,741	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.606%	8/25/33	570,723	537,999	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.666%	12/25/33	1,637,206	1,598,600	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	16,923	16,295
SACO I Trust, 2006-5 1A	0.466%	4/25/36	352,734	284,005	(a)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.544%	10/20/23	650,000	645,908	(a)(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A X	1.294%	10/20/23	300,000	300,387	(a)(b)
Saxon Asset Securities Trust, 2003-1 M1	1.216%	6/25/33	502,749	463,807	(a)
SLC Student Loan Trust, 2006-2 A5	0.354%	9/15/26	2,560,000	2,485,708	(a)
SLM Student Loan Trust, 2003-11 A4	0.444%	6/15/20	43,040	43,038	(a)
SLM Student Loan Trust, 2003-4 B	0.904%	6/15/38	1,293,298	1,181,682	(a)
SLM Student Loan Trust, 2004-02 A4	0.368%	10/25/19	170,558	170,484	(a)
SLM Student Loan Trust, 2004-04 A4	0.368%	1/25/19	552,900	551,123	(a)
SLM Student Loan Trust, 2005-05 A2	0.318%	10/25/21	23,662	23,651	(a)
SLM Student Loan Trust, 2006-4 A4	0.318%	4/25/23	74,947	74,956	(a)
SLM Student Loan Trust, 2007-2 A2	0.238%	7/25/17	267,570	266,889	(a)
SLM Student Loan Trust, 2008-05 A2	1.338%	10/25/16	55,727	55,823	(a)
SLM Student Loan Trust, 2008-6 A3	0.988%	1/25/19	1,320,000	1,330,777	(a)
SLM Student Loan Trust, 2011-B A1	1.018%	12/16/24	460,132	461,066	(a)(b)
SLM Student Loan Trust, 2012-05 A1	0.366%	11/25/16	509,070	508,979	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2012-07 A1	0.326%	2/27/17	$783,550	$782,950	(a)
SLM Student Loan Trust, 2012-6 A1	0.326%	2/27/17	188,810	188,752	(a)
SLM Student Loan Trust, 2012-A A1	1.568%	8/15/25	702,160	709,353	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.268%	12/15/21	377,106	378,859	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.268%	8/15/23	503,151	505,785	(a)(b)
SLM Student Loan Trust, 2013-A A1	0.768%	8/15/22	389,210	388,828	(a)(b)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.846%	1/25/34	118,169	102,769	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.846%	1/25/33	417,526	407,135	(a)
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	49,655	49,650
Venture CDO Ltd., 2013-13A AX	1.456%	6/10/25	650,000	645,022	(a)(b)
Volkswagen Auto Lease Trust, 2012-A A2	0.660%	11/20/14	56,097	56,106
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	172,023	172,606
World Omni Automobile Lease Securitization Trust., 2013-A A2B	0.488%	5/16/16	1,200,000	1,200,457	(a)
Total Asset-Backed Securities (Cost — $62,363,590)				61,694,931
Collateralized Mortgage Obligations — 18.6%
American Home Mortgage Assets, 2006-4 1A12	0.376%	10/25/46	2,996,676	1,960,417	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.747%	3/25/33	38,330	37,837	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.666%	3/25/35	426,689	416,695	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.774%	2/25/35	448,433	391,667	(a)
Bear Stearns ARM Trust, 2006-04 1A1	2.659%	10/25/36	238,938	202,438	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.266%	10/25/33	1,325,765	1,245,183	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.466%	8/25/35	10,803	9,849	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.456%	10/25/35	35,105	31,346	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.366%	1/25/36	15,329	13,470	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.396%	7/25/36	86,088	75,186	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.666%	12/25/17	275,623	268,511	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.645%	9/25/33	474,937	469,034	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.616%	6/25/34	501,642	463,068	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.718%	2/25/48	272,867	273,537	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.868%	12/29/45	835,033	838,426	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.043%	6/1/28	184,618	179,440	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.518%	11/15/40	667,975	668,653	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	3.888%	1/25/28	322,785	343,135	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.305%	3/25/42	2,180,833	2,276,145	(a)

See Notes to Financial Statements.

8	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.136%	8/25/43	$1,918,900	$2,027,120	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.643%	3/25/27	417,909	411,424	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.466%	10/25/35	276,480	276,381	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.566%	8/25/33	708,007	708,658	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.030%	8/25/42	1,784,871	1,883,349	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.566%	5/25/42	248,412	245,971	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.878%	6/25/30	438,000	446,128	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.676%	2/20/61	602,751	602,206	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.576%	3/20/63	979,586	972,982	(a)
Government National Mortgage Association (GNMA), 2013-H22 FB	0.876%	8/20/63	4,817,828	4,857,353	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.868%	3/20/23	348,940	328,700	(a)(b)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.688%	6/19/34	782,333	698,851	(a)
IMPAC CMB Trust, 2003-8 1A2	1.166%	10/25/33	53,712	49,925	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.966%	11/25/34	217,261	209,821	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.633%	10/25/35	1,401,130	1,194,401	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.065%	9/15/29	204,507	4,431	(a)(b)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.551%	10/15/35	788,649	35,681	(a)(d)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	441,271	448,801	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.619%	1/8/20	536,275	537,830	(a)
New York Mortgage Trust Inc., 2005-2 A	0.496%	8/25/35	692,166	661,817	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.846%	12/25/33	1,028,880	939,707	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	13,980	15,558
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	19,068	18,721
Residential Asset Securitization Trust, 2003-A5 A5	0.666%	6/25/33	89,891	89,656	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.616%	11/25/33	395,050	376,290	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.566%	5/25/34	360,106	346,081	(a)
Sequoia Mortgage Trust, 2002-9 2A	1.961%	9/20/32	388,856	368,100	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.828%	6/20/33	328,410	318,174	(a)
Structured ARM Loan Trust, 2004-01 2A	0.476%	2/25/34	221,500	195,002	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.873%	3/25/34	564,008	562,897	(a)
Structured ARM Loan Trust, 2004-17 A1	1.023%	11/25/34	808,323	795,595	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.766%	7/25/32	$537,481	$504,467	(a)
Structured Asset Securities Corp., 1998-03 M1	1.166%	3/25/28	728,043	707,883	(a)
Structured Asset Securities Corp., 1998-08 M1	1.106%	8/25/28	1,254,118	1,238,907	(a)
Structured Asset Securities Corp., 2002-11A 1A1	1.956%	6/25/32	50,967	50,146	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	66,637	65,668	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.431%	6/25/35	1,245,428	1,117,752	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.066%	3/25/44	174,761	155,087	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.814%	8/20/35	804,407	708,227	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.316%	6/25/33	825,036	808,976	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.548%	4/25/44	480,323	471,690	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.104%	8/25/46	1,341,019	902,861	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.124%	7/25/46	2,634,084	2,182,252	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.617%	11/25/34	1,251,586	1,236,046	(a)
Total Collateralized Mortgage Obligations (Cost — $42,983,957)				40,941,610
Corporate Bonds & Notes — 26.7%
Consumer Discretionary — 2.4%
Automobiles — 1.7%
Daimler Finance NA LLC, Senior Notes	1.024%	4/10/14	150,000	150,324	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.843%	1/9/15	570,000	572,297	(a)(b)
Daimler Finance NA LLC, Senior Notes	0.922%	8/1/16	1,050,000	1,052,951	(a)(b)
Ford Motor Credit Co. LLC, Senior Notes	1.489%	5/9/16	1,020,000	1,036,137	(a)
Volkswagen International Finance NV, Senior Notes	1.000%	3/21/14	230,000	230,585	(a)(b)
Volkswagen International Finance NV, Senior Notes	0.858%	4/1/14	840,000	841,378	(a)(b)
Total Automobiles				3,883,672
Hotels, Restaurants & Leisure — 0.0%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	40,800
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000	19,550
Total Hotels, Restaurants & Leisure				60,350
Media — 0.3%
NBCUniversal Enterprise Inc., Senior Notes	0.781%	4/15/16	570,000	573,523	(a)(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,400	(b)
Total Media				594,923

See Notes to Financial Statements.

10	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.4%
Target Corp., Senior Notes	0.416%	7/18/14	$810,000	$810,906	(a)
Total Consumer Discretionary				5,349,851
Consumer Staples — 0.8%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	0.204%	3/14/14	800,000	800,019	(a)
Coca-Cola Co., Senior Notes	0.240%	3/5/15	200,000	199,938	(a)
Total Beverages				999,957
Food & Staples Retailing — 0.3%
Safeway Inc., Senior Notes	1.756%	12/12/13	670,000	670,224	(a)
Total Consumer Staples				1,670,181
Energy — 0.7%
Energy Equipment & Services — 0.1%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	92,475
Oil, Gas & Consumable Fuels — 0.6%
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,700
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	159,139
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	66,209	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	11,037
TransCanada PipeLines Ltd., Senior Notes	0.928%	6/30/16	1,090,000	1,100,463	(a)
Total Oil, Gas & Consumable Fuels				1,380,548
Total Energy				1,473,023
Financials — 14.0%
Capital Markets — 1.5%
Goldman Sachs Group Inc., Senior Notes	1.238%	2/7/14	1,250,000	1,251,695	(a)
Morgan Stanley, Medium-Term Notes	0.543%	1/9/14	2,000,000	2,000,528	(a)
Total Capital Markets				3,252,223
Commercial Banks — 6.2%
Bank of Montreal, Senior Notes	0.764%	7/15/16	1,040,000	1,046,651	(a)
Bank of Nova Scotia, Senior Notes	0.764%	7/15/16	310,000	311,822	(a)
BB&T Corp., Senior Notes	1.114%	6/15/18	1,020,000	1,028,379	(a)
Commonwealth Bank of Australia, Senior Notes	1.052%	9/18/15	850,000	859,212	(a)(b)
Commonwealth Bank of Australia, Senior Notes	0.753%	9/20/16	400,000	401,276	(a)(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	0.732%	3/18/16	580,000	582,707	(a)
Credit Agricole SA, Senior Notes	1.096%	10/3/16	1,140,000	1,144,942	(a)(b)
Danske Bank A/S, Senior Notes	1.294%	4/14/14	690,000	691,763	(a)(b)
Dexia Credit Local, Senior Notes	0.717%	4/29/14	910,000	911,721	(a)(b)
HSBC Bank PLC, Senior Notes	0.881%	5/15/18	1,030,000	1,033,438	(a)(b)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
HSBC USA Inc., Senior Notes	1.130%	9/24/18	$790,000	$792,038	(a)
Nordea Eiendomskreditt AS, Secured Bonds	0.663%	4/7/14	390,000	390,537	(a)(b)
Svenska Handelsbanken AB, Senior Notes	0.721%	9/23/16	1,140,000	1,142,065	(a)
Union Bank NA, Senior Notes	1.000%	9/26/16	1,140,000	1,149,363	(a)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,240,000	1,277,266
Westpac Banking Corp., Senior Notes	0.976%	7/30/18	800,000	805,686	(a)
Total Commercial Banks				13,568,866
Consumer Finance — 1.6%
American Express Co., Senior Notes	0.828%	5/22/18	1,130,000	1,130,077	(a)
American Honda Finance Corp., Bonds	0.689%	5/8/14	1,100,000	1,102,688	(a)(b)
PACCAR Financial Corp., Senior Notes	0.509%	2/8/16	390,000	390,586	(a)
Toyota Motor Credit Corp., Senior Notes	0.409%	1/23/15	1,030,000	1,031,899	(a)
Total Consumer Finance				3,655,250
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	1.070%	3/22/16	1,540,000	1,547,919	(a)
Citigroup Inc., Senior Notes	1.198%	7/25/16	360,000	363,819	(a)
Citigroup Inc., Senior Notes	4.450%	1/10/17	640,000	698,757
General Electric Capital Corp., Senior Bonds	5.400%	2/15/17	1,860,000	2,095,387
General Electric Capital Corp., Senior Notes	0.894%	7/12/16	1,550,000	1,561,062	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	165,375
SSIF Nevada LP, Senior Notes	0.944%	4/14/14	1,400,000	1,403,273	(a)(b)
Total Capital International SA, Senior Notes	0.809%	8/10/18	1,140,000	1,147,687	(a)
Total Diversified Financial Services				8,983,279
Insurance — 0.6%
Metropolitan Life Global Funding I, Senior Secured Notes	0.602%	3/19/14	300,000	300,345	(a)(b)
Prudential Financial Inc., Senior Notes	1.021%	8/15/18	890,000	892,694	(a)
Prudential Holdings LLC, Senior Secured Notes	1.127%	12/18/17	230,000	228,915	(a)(b)
Total Insurance				1,421,954
Total Financials				30,881,572
Health Care — 1.0%
Pharmaceuticals — 1.0%
AbbVie Inc., Senior Notes	0.998%	11/6/15	1,290,000	1,303,514	(a)
Johnson & Johnson, Senior Notes	0.331%	5/15/14	900,000	900,869	(a)
Total Health Care				2,204,383
Industrials — 1.8%
Aerospace & Defense — 0.8%
Boeing Co., Senior Notes	0.252%	11/3/14	1,030,000	1,030,384	(a)

See Notes to Financial Statements.

12	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
United Technologies Corp., Senior Notes	0.530%	12/2/13	$780,000	$780,000	(a)
Total Aerospace & Defense				1,810,384
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	37,000	37,277	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	17,587	19,302
Total Airlines				56,579
Machinery — 0.5%
John Deere Capital Corp., Senior Notes	0.314%	1/12/15	1,050,000	1,050,066	(a)
Road & Rail — 0.5%
Kansas City Southern de Mexico SA de CV, Senior Notes	0.937%	10/28/16	1,150,000	1,151,156	(a)(b)
Total Industrials				4,068,185
Information Technology — 2.0%
Computers & Peripherals — 0.6%
Apple Inc., Senior Notes	0.292%	5/3/16	1,230,000	1,230,511	(a)
IT Services — 0.7%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	147,350	(b)
International Business Machines Corp., Senior Notes	0.267%	7/29/15	1,360,000	1,359,948	(a)
Total IT Services				1,507,298
Software — 0.7%
Oracle Corp., Senior Notes	0.824%	1/15/19	1,550,000	1,559,785	(a)
Total Information Technology				4,297,594
Materials — 0.5%
Metals & Mining — 0.5%
Rio Tinto Finance USA PLC, Notes	1.094%	6/17/16	1,030,000	1,038,155	(a)
Paper & Forest Products — 0.0%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	50,000	60,514
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	32,925
Total Paper & Forest Products				93,439
Total Materials				1,131,594
Telecommunication Services — 2.9%
Diversified Telecommunication Services — 2.0%
AT&T Inc., Senior Notes	0.624%	2/12/16	850,000	847,512	(a)
AT&T Inc., Senior Notes	1.146%	11/27/18	230,000	231,167	(a)
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,030,000	1,044,505
Verizon Communications Inc., Senior Notes	0.459%	3/6/15	750,000	748,831	(a)(b)
Verizon Communications Inc., Senior Notes	5.500%	4/1/17	1,180,000	1,329,543
Verizon Communications Inc., Senior Notes	2.002%	9/14/18	130,000	136,964	(a)
Total Diversified Telecommunication Services				4,338,522

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, Senior Notes	1.256%	9/12/16	$1,130,000	$1,141,910	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	181,450
Vodafone Group PLC, Senior Notes	0.623%	2/19/16	800,000	802,379	(a)
Total Wireless Telecommunication Services				2,125,739
Total Telecommunication Services				6,464,261
Utilities — 0.6%
Electric Utilities — 0.3%
DPL Inc., Senior Notes	7.250%	10/15/21	110,000	112,750
Duke Energy Indiana Inc., Secured Bonds	0.596%	7/11/16	520,000	521,564	(a)
Total Electric Utilities				634,314
Independent Power Producers & Energy Traders — 0.1%
AES Corp., Senior Notes	7.750%	10/15/15	124,000	137,640
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	108,816
Total Independent Power Producers & Energy Traders				246,456
Multi-Utilities — 0.2%
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	477,789
Total Utilities				1,358,559
Total Corporate Bonds & Notes (Cost — $58,466,638)				58,899,203
Mortgage-Backed Securities — 3.1%
FHLMC — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	2.002%	6/1/43	1,184,676	1,190,989	(a)
FNMA — 2.6%
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	4,390,471	4,497,768
Federal National Mortgage Association (FNMA)	6.287%	9/1/37	1,077,188	1,148,820	(a)
Total FNMA				5,646,588
Total Mortgage-Backed Securities (Cost — $6,899,531)				6,837,577
Senior Loans — 1.1%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.6%
Aramark Corp., Extended Term Loan B	3.664-3.748%	7/26/16	463,707	465,869	(e)
Aramark Corp., Extended Term Loan C	3.748%	7/26/16	258,901	260,234	(e)
Aramark Corp., Extented Synthetic LOC 2	3.650%	7/26/16	37,569	37,745	(e)
Aramark Corp., Non Extended Synthetic Letter of Credit	0.029%	1/27/14	20,857	20,784	(e)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.670%	11/23/16	106,961	107,073	(e)
Las Vegas Sands LLC, Extended Term Loan B	2.670%	11/23/16	423,479	423,920	(e)
Total Hotels, Restaurants & Leisure				1,315,625

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — 0.3%
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	$695,347	$699,041	(e)
Total Consumer Discretionary				2,014,666
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.166%	3/23/18	395,228	396,819	(e)
Total Senior Loans (Cost — $2,365,579)				2,411,485
U.S. Government & Agency Obligations — 16.5%
U.S. Government Agencies — 16.5%
Federal Home Loan Bank (FHLB), Bonds	0.170%	1/2/14	2,250,000	2,250,317	(a)
Federal Home Loan Bank (FHLB), Bonds	0.056%	1/3/14	4,000,000	4,000,496	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.704%	8/1/29	35,326	36,630	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	200,770	201,213	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.600%	8/1/32	30,228	30,384	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	89,695	95,229	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.464%	7/1/29	217,670	232,749	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	85,029	90,977	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	571,986	603,948	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.481%	8/1/25	49,939	50,291	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.000%	12/1/30	39,012	39,266	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,397	2,667
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.169%	12/5/14	2,000,000	2,001,092	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.331%	12/1/23	108,888	115,705	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.914%	2/1/24	56,039	56,432	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.135%	4/1/26	242,585	258,344	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.271%	6/1/29	614,912	657,615	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.501%	7/1/29	236,861	253,174	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.410%	3/1/31	111,081	118,643	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	4,052	4,088	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.581%	3/1/33	1,394,432	1,475,957	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	221,255	235,736	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.711%	5/1/33	$605,289	$645,564	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.452%	7/1/27	47,384	47,823	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.203%	12/1/30	123,931	126,801	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.497%	2/1/31	592,046	632,330	(a)
Federal National Mortgage Association (FNMA), Bonds	1.915%	4/1/33	294,985	312,237	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.364%	5/1/30	255,077	256,327	(a)
Federal National Mortgage Association (FNMA), Notes	0.375%	12/21/15	6,000,000	6,005,046
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.380%	11/1/18	93,594	99,941	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.361%	4/1/20	7,861	8,258	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.411%	7/1/21	41,311	41,026	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.392%	8/1/22	25,466	27,239	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.594%	7/1/23	48,872	52,495	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.384%	8/1/23	28,770	29,015	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.500%	2/1/24	101,677	108,755	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.192%	4/1/25	289,578	307,251	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.294%	12/1/25	44,220	46,604	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.473%	1/1/27	119,799	127,850	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	186,983	201,009	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	80,131	82,666	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	25,511	27,057	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.357%	3/1/28	59,685	60,812	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.542%	2/1/29	182,676	195,437	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.488%	8/1/29	291,013	312,082	(a)

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29	$236,587	$251,970	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	146,958	150,128	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.658%	12/1/30	523,018	559,583	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	170,388	181,180	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	156,780	166,432	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.403%	3/1/31	86,478	92,649	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.173%	4/1/31	246,948	261,753	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.264%	4/1/31	54,792	57,910	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.354%	7/1/31	82,861	86,519	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	9/1/31	71,833	76,490	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	78,606	82,545	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	146,984	148,402	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	57,243	57,587	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	326,264	333,466	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.123%	9/1/32	289,037	306,415	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.327%	12/1/32	528,007	538,153	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	138,486	141,841	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.540%	1/1/33	241,107	240,435	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.382%	5/1/33	448,908	476,815	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.321%	8/1/32	197,730	209,664	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.409%	12/1/20	221,476	221,577	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.325%	6/1/24	8,316	8,342	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.125%	7/1/24	$213,825	$221,637	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.014%	9/1/24	558,394	576,627	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.061%	9/1/24	188,987	192,564	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.750%	11/1/31	65,302	66,211	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.958%	1/1/33	252,530	267,380	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.029%	5/1/33	1,094,974	1,144,686	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.953%	6/1/33	553,736	581,638	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.078%	6/1/30	725,145	773,629	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	36,256	37,909	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/17	66,086	68,790	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	291,933	303,405	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	86,297	90,099	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	106,931	111,937	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/22	630,666	656,830	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	161,360	168,508	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	398,651	414,255	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	223,663	231,748	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	81,916	85,124	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/23	135,680	141,314	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	104,246	108,277	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	224,249	232,922	(a)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/26	$136,919	$142,618	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	257,402	268,848	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	279,109	290,074	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	4/20/32	329,857	343,615	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/32	108,076	112,583	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	764,143	798,173	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	474,372	495,498	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	103,964	108,594	(a)
Total U.S. Government & Agency Obligations (Cost — $35,620,134)				36,249,927

			Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Tropicana Entertainment Inc.			17,545	324,582	*(c)
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	27,042	*(c)(d)
Total Common Stocks (Cost — $311,763)				351,624
Total Investments before Short-Term Investments (Cost — $209,011,192)				207,386,357

			Face Amount
Short-Term Investments — 5.4%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	12/9/13	$30,000	29,999	(f)
Repurchase Agreements — 5.4%
Barclays Capital Inc., repurchase agreement dated 11/29/13; Proceeds at maturity — $10,900,018; (Fully collateralized by U.S. government obligations, 2.125% due 8/15/21; Market value — $11,117,671)	0.020%	12/2/13	10,900,000	10,900,000

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2013

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
State Street Bank & Trust Co. repurchase agreement dated 11/29/13; Proceeds at maturity — $977,000 (Fully collateralized by U.S. Treasury Notes, 0.625% due 7/15/16; Market Value — $996,712)	0.000%	12/2/13	$977,000	$977,000
Total Repurchase Agreements				11,877,000
Total Short-Term Investments (Cost — $11,906,999)				11,906,999
Total Investments — 99.6% (Cost — $220,918,191#)				219,293,356
Other Assets in Excess of Liabilities — 0.4%				841,359
Total Net Assets — 100.0%				$220,134,715

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2013

Assets:
Investments, at value (Cost — $220,918,191)	$219,293,356
Cash	5,676
Receivable for securities sold	1,197,752
Interest receivable	339,833
Principal paydown receivable	47,240
Receivable for Fund shares sold	15,483
Prepaid expenses	35,123
Other assets	30,502
Total Assets	220,964,965

Liabilities:
Payable for securities purchased	548,570
Investment management fee payable	82,848
Service and/or distribution fees payable	60,343
Payable for Fund shares repurchased	53,231
Distributions payable	9,545
Accrued expenses	75,713
Total Liabilities	830,250
Total Net Assets	$220,134,715

Net Assets:
Par value (Note 7)	$246
Paid-in capital in excess of par value	257,661,914
Overdistributed net investment income	(127,065)
Accumulated net realized loss on investments and futures contracts	(35,775,545)
Net unrealized depreciation on investments	(1,624,835)
Total Net Assets	$220,134,715

Shares Outstanding:
Class A	16,447,597
Class C	267,021
Class C1	5,070,015
Class I	2,774,908

Net Asset Value:
Class A (and redemption price)	$8.98
Class C*	$8.96
Class C1 (and redemption price)	$8.92
Class I (and redemption price)	$8.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.19

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended November 30, 2013

Investment Income:
Interest	$1,280,992

Expenses:
Investment management fee (Note 2)	492,429
Service and/or distribution fees (Notes 2 and 5)	367,780
Transfer agent fees (Note 5)	49,047
Registration fees	35,912
Audit and tax	21,173
Shareholder reports	20,346
Legal fees	19,039
Fund accounting fees	10,298
Insurance	2,695
Trustees’ fees	1,617
Custody fees	1,105
Miscellaneous expenses	2,585
Total Expenses	1,024,026
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(388)
Net Expenses	1,023,638
Net Investment Income	257,354

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(589,017)
Futures contracts	52,600
Net Realized Loss	(536,417)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	402,821
Futures contracts	(22)
Change in Net Unrealized Appreciation (Depreciation)	402,799
Net Loss on Investments and Futures Contracts	(133,618)
Increase in Net Assets from Operations	$123,736

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2013 (unaudited) and the Year Ended May 31, 2013	2013	2013

Operations:
Net investment income	$257,354	$1,368,740
Net realized loss	(536,417)	(4,335,206)
Change in net unrealized appreciation (depreciation)	402,799	11,311,543
Increase in Net Assets From Operations	123,736	8,345,077

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(486,982)	(1,372,305)
Decrease in Net Assets From Distributions to Shareholders	(486,982)	(1,372,305)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	35,931,524	11,687,407
Reinvestment of distributions	446,587	1,341,120
Cost of shares repurchased	(22,207,115)	(36,763,804)
Increase (Decrease) in Net Assets From Fund Share Transactions	14,170,996	(23,735,277)
Increase (Decrease) in Net Assets	13,807,750	(16,762,505)

Net Assets:
Beginning of period	206,326,965	223,089,470
End of period*	$220,134,715	$206,326,965
* Includes (overdistributed) undistributed net investment income of:	$(127,065)	$102,563

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2013[2]		2013	2012	2011	2010	2009

Net asset value, beginning of period	$9.00		$8.71	$8.74	$8.44	$7.56	$8.83

Income (loss) from operations:
Net investment income	0.02		0.07	0.08	0.09	0.11	0.27
Net realized and unrealized gain (loss)	(0.02)		0.29	(0.02)	0.35	0.90	(1.25)
Proceeds from settlement of a regulatory matter	—		—	—	—	0.02	—
Total income (loss) from operations	(0.00)	[3]	0.36	0.06	0.44	1.03	(0.98)

Less distributions from:
Net investment income	(0.02)		(0.07)	(0.09)	(0.14)	(0.15)	(0.29)
Total distributions	(0.02)		(0.07)	(0.09)	(0.14)	(0.15)	(0.29)

Net asset value, end of period	$8.98		$9.00	$8.71	$8.74	$8.44	$7.56
Total return[4]	0.05%		4.14%	0.69%	5.20%	13.66%[5]	(11.20)%

Net assets, end of period (millions)	$148		$141	$152	$171	$170	$162

Ratios to average net assets:
Gross expenses	0.82%[6]		0.85%	0.91%	0.90%	0.90%	0.87%
Net expenses[7]	0.82	[6]	0.85	0.91	0.90	0.90	0.87
Net investment income	0.35	[6]	0.78	0.93	1.03	1.37	3.46

Portfolio turnover rate	29%		39%	30%	43%	53%	23%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2013 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figure, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% for the year ended May 31, 2009.

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2013[3]

Net asset value, beginning of period	$8.99	$8.79

Income (loss) from operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(0.01)	0.22
Total income (loss) from operations	(0.03)	0.21

Less distributions from:
Net investment income	—	(0.01)
Total distributions	—	(0.01)

Net asset value, end of period	$8.96	$8.99
Total return[4]	(0.33)%	2.36%

Net assets, end of period (000s)	$2,392	$434

Ratios to average net assets:
Gross expenses[5]	1.68%	1.83%
Net expenses[5,6,7,8]	1.64	1.66
Net investment loss[5]	(0.49)	(0.08)

Portfolio turnover rate	29%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2013 (unaudited).

[3]	For the period August 1, 2012 (inception date) through May 31, 2013.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C1♦ Shares[1]	2013[2]		2013	2012	2011	2010	2009

Net asset value, beginning of period	$8.95		$8.66	$8.70	$8.41	$7.52	$8.78

Income (loss) from operations:
Net investment income (loss)	(0.01)		0.02	0.03	0.04	0.07	0.23
Net realized and unrealized gain (loss)	(0.02)		0.29	(0.03)	0.35	0.89	(1.25)
Proceeds from settlement of a regulatory matter	—		—	—	—	0.03	—
Total income (loss) from operations	(0.03)		0.31	0.00 [3]	0.39	0.99	(1.02)

Less distributions from:
Net investment income	(0.00)	[3]	(0.02)	(0.04)	(0.10)	(0.10)	(0.24)
Total distributions	(0.00)	[3]	(0.02)	(0.04)	(0.10)	(0.10)	(0.24)

Net asset value, end of period	$8.92		$8.95	$8.66	$8.70	$8.41	$7.52
Total return[4]	(0.33)%		3.56%	0.00%[5]	4.65%	13.21%[6]	(11.69)%

Net assets, end of period (millions)	$45		$49	$58	$75	$74	$68

Ratios to average net assets:
Gross expenses	1.42%[7]		1.44%	1.50%	1.48%	1.47%	1.45%
Net expenses[8]	1.42	[7]	1.44	1.50	1.48	1.47	1.45
Net investment income (loss)	(0.24)	[7]	0.20	0.35	0.46	0.79	2.93

Portfolio turnover rate	29%		39%	30%	43%	53%	23%[9]

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2013 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Amount represents less than 0.005%.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C1 received $296,958 related to this distribution.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% for the year ended May 31, 2009.

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2013[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$8.98	$8.69	$8.72	$8.41	$7.55	$8.81

Income (loss) from operations:
Net investment income	0.02	0.09	0.10	0.10	0.13	0.31
Net realized and unrealized gain (loss)	(0.01)	0.29	(0.02)	0.34	0.89	(1.26)
Total income (loss) from operations	0.01	0.38	0.08	0.44	1.02	(0.95)

Less distributions from:
Net investment income	(0.03)	(0.09)	(0.11)	(0.13)	(0.16)	(0.31)
Total distributions	(0.03)	(0.09)	(0.11)	(0.13)	(0.16)	(0.31)

Net asset value, end of period	$8.96	$8.98	$8.69	$8.72	$8.41	$7.55
Total return[3]	0.16%	4.35%	0.95%	5.23%	13.63%	(10.88)%

Net assets, end of period (000s)	$24,859	$15,029	$13,344	$15,814	$14,795	$8,588

Ratios to average net assets:
Gross expenses	0.60%[4]	0.65%	0.65%	0.73%	0.73%	0.61%
Net expenses[5]	0.60 [4,6]	0.65 [6]	0.65 [6]	0.73 [6]	0.71 [6,7]	0.61
Net investment income	0.54 [4]	0.98	1.19	1.16	1.59	3.82

Portfolio turnover rate	29%	39%	30%	43%	53%	23%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% for the year ended May 31, 2009.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

28	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Asset-backed securities	—	$61,146,361	$548,570	$61,694,931
Collateralized mortgage obligations	—	40,941,610	—	40,941,610
Corporate bonds & notes	—	58,899,203	—	58,899,203
Mortgage-backed securities	—	6,837,577	—	6,837,577
Senior loans	—	2,411,485	—	2,411,485
U.S. government & agency obligations	—	36,249,927	—	36,249,927
Common stocks	—	324,582	27,042	351,624
Total long-term investments	—	$206,810,745	$575,612	$207,386,357
Short-term investments†	—	11,906,999	—	11,906,999
Total investments	—	$218,717,744	$575,612	$219,293,356

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

30	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

32	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class C and Class I shares did not exceed 1.70% and 0.65% respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. There is no CDSC on Class C1 shares (On August 1, 2012, Class C shares were reclassified as Class C1 shares). However, if you exchange Class C1 shares (formerly Class C shares) that were not subject to a CDSC when initially purchased for Class C1 shares (formerly Class C shares) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within

34	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors. Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

For the six months ended November 30, 2013, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended November 30, 2013, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$153

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$56,528,179	$14,739,983
Sales	47,129,317	13,567,198

At November 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,074,469
Gross unrealized depreciation	(3,699,304)
Net unrealized depreciation	$(1,624,835)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At November 30, 2013, the Fund did not have any derivative instruments oustanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$52,600

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(22)

During the six months ended November 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$69,951
Futures contracts (to sell)†	3,439,532

†	At November 30, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class C1 shares calculated at the annual rate of 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$181,469	$14,324
Class C	8,420	1,100
Class C1	177,891	27,446
Class I	—	6,177
Total	$367,780	$49,047

For the six months ended November 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	$388
Class C1	—
Class I	—
Total	$388

36	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended November 30, 2013	Year Ended May 31, 2013
Net Investment Income:
Class A	$392,262	$1,123,217
Class B	—	—	†
Class C	—	105	*
Class C1	2,872	114,934	♦
Class I	91,848	134,049
Total	$486,982	$1,372,305

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

*	For the period August 1, 2012 (inception date) through May 31, 2013.

7. Shares of beneficial interest

At November 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2013		Year Ended May 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,431,624	$12,801,467	730,591		$6,511,773
Shares issued on reinvestment	42,880	383,736	123,609		1,098,759
Shares repurchased	(745,364)	(6,670,254)	(2,541,473)		(22,560,884)
Net increase (decrease)	729,140	$6,514,949	(1,687,273)		$(14,950,352)

Class B
Shares sold	—	—	1,419	†	$12,218	†
Shares repurchased	—	—	(37,969)	†	(328,244)	†
Net decrease	—	—	(36,550)	†	$(316,026)	†

Class C
Shares sold	265,121	$2,368,276	52,660	*	$469,252	*
Shares issued on reinvestment	—	—	11	*	105	*
Shares repurchased	(46,429)	(415,501)	(4,342)	*	(38,852)	*
Net increase	218,692	$1,952,775	48,329	*	$430,505	*

Class C1
Shares sold	14,478	$128,781	65,568	♦	$573,881	♦
Shares issued on reinvestment	304	2,700	12,644	♦	111,691	♦
Shares repurchased	(474,513)	(4,223,452)	(1,224,097)	♦	(10,830,816)	♦
Net decrease	(459,731)	$(4,091,971)	(1,145,885)	♦	$(10,145,244)	♦

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended November 30, 2013		Year Ended May 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,311,975	$20,633,000	461,825	$4,120,283
Shares issued on reinvestment	6,736	60,151	14,707	130,565
Shares repurchased	(1,218,086)	(10,897,908)	(337,454)	(3,005,008)
Net increase	1,100,625	$9,795,243	139,078	$1,245,840

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

*	For the period August 1, 2012 (inception date) through May 31, 2013.

8. Capital loss carryforward

As of May 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No expiration	$(13,335,686)	*
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
	$(34,414,027)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

38	Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Adjustable Rate Income Fund 2013 Semi-Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Adjustable Rate Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

40	Western Asset Adjustable Rate Income Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and

Western Asset Adjustable Rate Income Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

3-year periods ended June 30, 2013 was above the median and that its performance for the 5- and 10-year periods ended June 30, 2013 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods. The Board also noted that the Fund’s performance had improved more recently.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, Subadviser’s fees and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as short investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into

42	Western Asset Adjustable Rate Income Fund

account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s Contractual Management Fee was reduced in August 2012 and noted that this lower fee was not fully reflected in the Lipper comparisons. The Board also considered that the current expense limitation applicable to certain of the Fund’s share classes is expected to continue through December 2015.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee does not have breakpoints. The Board noted that the Fund’s Contractual Management Fee, which was reduced in August 2012, is at the median of its expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Adjustable Rate Income Fund	43

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0301 1/14 SR13-2108

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	January 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	January 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	January 24, 2014